Note 5. Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets Disclosure [Text Block]
Note 5.  Intangible Assets

Intellectual property consists primarily of the costs associated with acquiring certain technology, patents, patents pending, know-how and related intangible assets with respect to programs for treatment of dependence to alcohol, cocaine, methamphetamine, and other addictive stimulants. Intellectual property is being amortized on a straight-line basis from the date costs are incurred over the remaining life of the respective patents or patent applications, which range from 11 to 20 years.  As of December 31, 2010 and 2009, intangible assets were as follows:

(in thousands)	2010	2009	Amortization Period (in years)
Intellectual property	$4,360	$4,360	10 to 15

Less accumulated amortization	(1,937)	(1,702)

Total Intangibles, net	$2,423	$2,658

Amortization expense for all intangible assets amounted to $235,000 and $243,000 for the years ended December 31, 2010 and 2009, respectively. Estimated amortization expense for intellectual property for the next five years ending December 31, is approximately $1.2 million.

PROMETA Treatment Program

In March 2003, we entered into a technology purchase and license agreement (Technology Agreement) with Tratamientos Avanzados de la Adicciуn S.L. (Tavad), a Spanish corporation, to acquire, on an exclusive basis, all of the rights, title and interest to use and/or sell the products and services.  In addition, the Technology Agreement gave us the right to license the intellectual property owned by Tavad with respect to a method for the treatment of alcohol and cocaine dependence, known as the PROMETA Treatment Program, on a worldwide basis except in Spain (as amended in September 2003). We have granted Tavad a security interest in the intellectual property to secure the payments and performance obligations under the Technology Agreement. As consideration for the intellectual property acquired, we issued to Tavad approximately 20,900 shares of our common stock in September 2003 at a fair market value of $100.00 per share, plus warrants to purchase approximately 13,300 shares of our common stock at an exercise price of $100 per share, valued at approximately $192,000. Warrants for 4,000 shares that were exercisable at any time through September 29, 2008 have expired, and the remaining warrants for 9,300 shares become exercisable equally over five years and expire ten years from date of grant.

In addition to the purchase price for the above intellectual property, we agreed to pay a royalty fee to Tavad equal to three percent (3%) (six percent (6%) in Europe) of gross revenues from the PROMETA Treatment Program using the acquired intellectual property for so long as we (or any licensee) use the acquired intellectual property. For purposes of the royalty calculations, gross revenue is defined as all payments made by patients for the treatment, including payments made to our licensees. Royalty fees, which totaled $5,000 and $43,000 for the years ended December 31, 2010 and 2009, respectively, are reflected in cost of services expense in our consolidated statements of operations as revenues are recognized.

The total cost of the assets acquired, plus additional costs incurred by us related to filing patent applications on such assets, have been reflected in our consolidated balance sheets in long-term assets as intangible assets. Related amortization, which commenced on July 1, 2003, is being recorded on a straight-line basis over a 20-year estimated useful life.